SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2003

Beckman Coulter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Item 7. Exhibits

Exhibit 99.1  Press Release “Beckman Coulter Announces Record First Quarter 2003 Results”

Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12” — Results of Operations and Financial Condition)

On April 25, 2003, Beckman Coulter, Inc. issued the press release attached to this report as Exhibit 99.1 announcing its results for the first quarter of 2003. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. In accordance with SEC Release No. 33-8216, this information, required to be furnished under Item 12 (Results of Operations and Financial Condition), is being furnished under Item 9 (Regulation FD Disclosure).

EXHIBIT INDEX

Exhibits

Exhibit 99.1  Press Release “Beckman Coulter Announces Record First Quarter 2003 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2003

BECKMAN COULTER, INC.

By:	/s/William H. May
Name:	William H. May
Title:	Vice President, General Counsel, and Secretary